UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

MAJESCO ENTERTAINMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 9, 2005

Dear Stockholder,

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Majesco Entertainment Company to be held at 10 a.m. (local time) on June 8, 2005, at the Sheraton Edison Hotel Raritan Center, 125 Raritan Center Parkway, Edison, New Jersey 08837.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

Carl Yankowski Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held Wednesday, June 8, 2005

To the Stockholders of Majesco Entertainment Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Majesco Entertainment Company, a Delaware corporation, will be held at 10 a.m. (local time) on June 8, 2005, at the Sheraton Edison Hotel Raritan Center, 125 Raritan Center Parkway, Edison, New Jersey 08837, for the purpose of considering and taking action on the following proposals:

1.	To elect nine members to the Board of Directors. If stockholders approve Proposal Three, the directors will serve staggered terms of one, two or three years. If our stockholders do not approve Proposal Three, each director will be elected for a one-year term; until their successors are duly elected and qualified.

2.	To approve a proposed amendment and restatement of our 2004 Employee, Director and Consultant Stock Plan.

3.	To approve a proposed restatement of our Amended and Restated Certificate of Incorporation.

4.	To ratify the appointment of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2005.

5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages which are made part of this Notice.

WHO MAY VOTE:

You may vote if you were the record owner of Majesco stock at the close of business on April 20, 2005. The Board of Directors has fixed the close of business on April 20, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Lester Greenman
Lester Greenman Secretary
May 9, 2005

MAJESCO ENTERTAINMENT COMPANY

160 Raritan Center Parkway
Edison, New Jersey 08837
(732) 225-8910

PROXY STATEMENT FOR MAJESCO ENTERTAINMENT COMPANY
2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2005

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Majesco Entertainment Company, a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 10 a.m. (local time) on June 8, 2005, at the Sheraton Edison Hotel Raritan Center, 125 Raritan Center Parkway, Edison, New Jersey 08837, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2004 annual report, which includes our financial statements for the fiscal year ended October 31, 2004, are being mailed on or about May 9, 2005 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2004 Annual Report on Form 10-K, as amended, on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov or through the "Investor Info" section of our website at www.majescogames.com.

Who Can Vote?

Only stockholders who owned Majesco common stock at the close of business on April 20, 2005, are entitled to vote at the annual meeting. On this record date, there were 22,204,802 shares of Majesco common stock outstanding and entitled to vote. Majesco common stock is our only class of voting stock.

You do not need to attend the meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of Majesco common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:

• By mail.    Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

• In person at the meeting.    If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

• By Internet or by telephone.    Follow the instructions you receive from your broker to vote by Internet or telephone.

• By mail.    You will receive instructions from your broker or other nominee explaining how to vote your shares.

• In person at the meeting.    Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	"FOR" the election of the nominees for director;

•	"FOR" the amendment and restatement of our 2004 Employee, Director and Consultant Stock Plan;

•	"FOR" the complete restatement of our Amended and Restated Certificate of Incorporation; and

•	"FOR" ratification of the selection of Goldstein Golub Kessler LLP as our independent auditors for our fiscal year ending 2005.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	notifying Majesco's Secretary in writing before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under "How

Do I Vote?" If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under "How Do I Vote?," the bank, broker or other nominee has the authority to vote your unvoted shares for Proposals 1 and 4, respectively, the election of the nominees to the Board of Directors and the ratification of the independent auditors, even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a "broker non-vote."

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to elect our nominees for director. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve a proposed amendment and restatement to our 2004 Employee, Director and Consultant Stock Plan.	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement of our 2004 Employee, Director and Consultant Stock Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, such broker non-votes will have no effect on the results of this vote.
Proposal 3: Approve a proposed restatement of our Amended and Restated Certificate of Incorporation.	The affirmative vote of a majority of our outstanding shares of common stock is required to approve the restatement of our Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 4: Ratify Our Selection of Goldstein Golub Kessler LLP as our Independent Auditors for 2005	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2005, our Audit Committee of our Board of Directors will reconsider its selection.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We have engaged The Altman Group to solicit proxies for this annual meeting. We are paying The Altman Group $5,500 at the start of the solicitation and we may pay additional fees after the solicitation depending on the services we use, plus certain of their out-of-pocket expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce your expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be "householded," the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in "householding" and would like to receive their own sets of our annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow these instructions:

•	Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, New York, New York 10038.

•	Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 20, 2005, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) our chief executive officer and certain other highly compensated officers, (iii) all of our directors and executive officers as a group, and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Directors and Executive Officers
Carl Yankowski	521,247	(1)	2.1%
Jesse Sutton	2,232,888	(2)(3)	10.1%
Jesse M. Sutton Foundation (4)	217,142		1.3%
Joseph Sutton	2,232,888	(2)(3)	10.1%
Morris Sutton (5)	805,363	(3)	3.6%
Louis Lipschitz	4,762	(1)	*
Marc Weisman	0	(6)	*
James Halpin	0	(7)	*
F. Peter Cuneo	0	(8)	*
Laurence Aronson	0	(9)	*
Jan E. Chason	28,570	(1)	*
Lester Greenman	24,205	(1)	*
Executive officers and directors as a group	6,035,163		26.8%
Five Percent Stockholders
Adam Sutton (10)	2,088,571	(3)	9.5%
JMP Asset Management LLC	1,221,998		5.5%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Represents shares of common stock underlying outstanding options but does not include outstanding options which have not vested and are not vesting within 60 days.

(2)	Includes 71,428 shares of common stock which may be acquired upon exercise of warrants to purchase shares of common stock.

(3)	Of the amounts identified, 35,714 shares of common stock are subject to an escrow agreement.

(4)	Morris Sutton, Jesse Sutton and Joseph Sutton act as officers of the Jesse M. Sutton Foundation, and each has the power to vote and dispose of the shares held by the Foundation. Since the power to vote and dispose of the shares is shared among the three individuals, the number of shares disclosed under each of Jesse, Joseph and Morris Sutton does not include the number of shares held by the Foundation.

(5)	Pursuant to a voting agreement, Morris Sutton has the power to vote the shares held in the name of his daughter, Sarah Sutton. The voting agreement does not restrict Sarah from exercising all other rights of beneficial ownership, including disposition and the right to receive payments of dividends or other distributions from Majesco with respect to the shares. 2,500 shares represented herein are exclusively Mr. Sutton's and were purchased in the open market in an ordinary brokerage transaction.

(6)	Does not include shares of common stock underlying outstanding options which options vest 1/3 annually commencing on June 8, 2005.

(7)	Does not include shares of common stock underlying outstanding options which options vest 1/3 annually commencing on September 9, 2005.

(8)	Does not include shares of common stock underlying outstanding options which options vest 1/3 annually commencing on October 18, 2005.

(9)	Does not include shares of common stock underlying options which options vest 1/3 annually commencing on November 4, 2005.

(10)	Adam Sutton is the adult son of Morris Sutton and brother of Jesse and Joseph Sutton. Adam is not an executive officer or director of the company.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. On April 14, our Board of Directors voted to nominate the individuals listed below for election at the annual meeting to serve until the 2006 annual meeting of stockholders. Each director is elected until the next annual meeting, or until his earlier resignation or removal. However, if stockholders approve Proposal Three of this proxy statement, the directors will serve staggered terms of one, two or three years.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships. Jesse Sutton and Joseph Sutton are the sons of Morris Sutton. Otherwise, there is no family relationship between any of our directors or executive officers.

Name	Age	Position
Carl Yankowski	56	Chairman of the Board and Chief Executive Officer
Jesse Sutton	36	President and Director
Joseph Sutton	32	Executive Vice President of Research and Development and Director
Morris Sutton	66	Chairman Emeritus
Laurence Aronson	48	Director
F. Peter Cuneo	61	Director
James Halpin	54	Director
Louis Lipschitz	60	Director
Marc Weisman	52	Director

CARL YANKOWSKI.    Mr. Yankowski has been our Chairman and Chief Executive Officer since August 24, 2004. From November 2001 to August 2004, Mr. Yankowski was an active Principal of the Westerham Group LLC, a management and consulting firm. From March 2002 to the present, he has served as the Chairman of CRF, Inc., an electronic patient diaries company. From November 1999 to November 2001, he served as Chief Executive Officer of Palm, Inc., a handheld devices and solutions company. Prior to that, he was Chief Executive Officer of Reebok Brand at Reebok International Ltd., a sports footwear and apparel company. He was also President of Sony Electronics. Mr. Yankowski serves on the board of directors of Chase Corporation and Informatica. Mr. Yankowski holds a Bachelor of Science in Electrical Engineering and a Bachelor of Science in Management from the Massachusetts Institute of Technology, where he is on the board of the Sloan School of Management.

JESSE SUTTON.    Mr. Sutton has served as one of our directors since December 5, 2003. Mr. Sutton is currently our President and has served in such capacity since December 5, 2003 and, until August 24, 2004, served as our Chief Executive Officer. From 1997, Mr. Sutton served as the President of Majesco Sales Inc., our wholly owned subsidiary, and from December 2003 to August 24, 2004, as its Chief Executive Officer. Jesse Sutton is Morris Sutton's son and Joseph Sutton's brother. From 1998 to 2001, Mr. Sutton was the President of Majesco Biologicals, Inc., a biotechnology development company, which ceased all operations in 2001 pursuant to an assignment for the benefit of creditors.

JOSEPH SUTTON.    Mr. Sutton has served as one of our directors since December 5, 2003. Mr. Sutton is currently our Executive Vice President of Research and Development and has served in such capacity since December 2003. From 1997 to October 2000, Mr. Sutton was a Vice-President of Majesco Sales Inc., our wholly owned subsidiary, and from October 2000 through September 2003 he was Vice President-Game Development. Joseph Sutton is Morris Sutton's son and Jesse Sutton's brother.

MORRIS SUTTON.    Mr. Sutton has served as one of our directors since December 5, 2003 and, since August 24, 2004, as our Chairman Emeritus. Mr. Sutton was the founder of Majesco Sales Inc., our wholly owned subsidiary, and was Majesco Sales Inc.'s, Chief Executive Officer from 1986 to December 2003. Morris Sutton is the father of Jesse Sutton and Joseph Sutton. From 1998 to 2001, Mr. Sutton was the Chairman of Majesco Biologicals, Inc., a biotechnology development company, which ceased all operations in 2001 pursuant to an assignment for the benefit of creditors.

LAURENCE ARONSON.    Mr. Aronson has served as one of our directors since November 4, 2004. From 2003 to the present, Mr. Aronson has served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon North America. Prior to that he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA.

F. PETER CUNEO.    Mr. Cuneo has been one of our directors since October 18, 2004. Mr. Cuneo served as the President and Chief Executive Officer of Marvel Enterprises, Inc. from July 1999 through January 2003. From September 1998 to July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 to September 1998, he was Chairman of Cuneo & Co., L.L.C., a private investment firm. From May 1996 to February 1997, Mr. Cuneo was President, Chief Executive Officer and a Director of Remington Products Company, L.L.C., a manufacturer and marketer of personal care appliances. From May 1993 to May 1996, he was President and Chief Operating Officer at Remington. He is also a director of Waterpik Technologies, Inc. and a director and Vice Chairman of Marvel Enterprises.

JAMES HALPIN.    Mr. Halpin has been one of our directors since September 9, 2004. Mr. Halpin retired in March 2000 as President and Chief Executive Officer and a director of CompUSA Inc., a retailer of computer hardware, software, accessories and related products, which he had been with since October 1992. He is also a director of Lifetime Fitness, Inc. and Marvel Enterprises.

LOUIS LIPSCHITZ.    Mr. Lipschitz has served as one of our directors since April 20, 2004. From February 1, 1996 to March 2004, Mr. Lipschitz served as Executive Vice President and Chief Financial Officer of Toys "R" Us, Inc.

MARC WEISMAN.    Mr. Weisman has served as one of our directors since June 3, 2004. Since October 1996, he has been a managing partner of Sagaponack Partners, L.P., a private equity concern. In January 1995, he joined Credit Suisse First Boston as a Director in the Principal Transactions Group. From 1988 to January 1995, Mr. Weisman served as Chief Financial Officer of The Adco Group, a privately held real estate and financial services company.

Committees of the Board of Directors and Meetings

Meeting Attendance.    The Board has a policy that directors make all reasonable efforts to attend our company's annual stockholder meetings. None of the current directors attended last year's annual stockholders' meeting, as there was no meeting due to the reverse merger on December 5, 2003. In 2004, there were a total of five meetings of the Board of Directors, which all of our directors attended.

Audit Committee.    The Board has a standing Audit Committee, consisting of Messrs. Lipschitz (Chair), Halpin, Weisman and Cuneo. The Board has determined that Louis Lipschitz is a "financial expert" serving on its Audit Committee, and he is independent, as that term is used in Rule 10A-3 under the Securities Exchange Act of 1934. Please see the biographical information for Mr. Lipschitz contained in our description of The Board of Directors. The Audit Committee Charter is attached hereto as Appendix A.

Compensation Committee.    On July 15, 2004, the Board designated and appointed the Compensation Committee, which consisted of Louis Lipschitz and Marc Weisman. The Committee is responsible for establishing and administering our executive compensation policies. This report addresses the compensation policies for the fiscal year ended October 31, 2004 as they affected Jesse Sutton and Carl Yankowski, each in his capacity as our Chief Executive Officer, and our other executive officers. The current members of the committee are Messrs. Halpin (Chair), Lipschitz and Aronson.

Nominating and Governance Committee.    The Nominating and Governance Committee consists of Messrs. Weisman (Chair), Cuneo and Aronson and may employ a variety of methods for identifying and evaluating nominees for director. All members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Committee, and may be considered at any point during the year.

The Nominating and Governance Committee will consider candidates recommended by stockholders, when the nominations are properly submitted. The deadlines and procedures for stockholder submissions of director nominees are described below under "Stockholder Proposals and Director Nominations." Following verification of the stockholder status of persons proposing candidates, the Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Company's Board before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Committee.

Compensation Committee Interlocks and Insider Participation.    Our Board as a whole made decisions relating to the compensation of our executive officers prior to the establishment of the Compensation Committee on July 15, 2004. Our committee has no interlocks with other companies.

Communications with the Board

Stockholders may communicate with the Board of Directors by sending an email to InvestorRelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company Board of Directors, c/o the Office of the Secretary, 160 Raritan Center Parkway, Edison, New Jersey 08837. The Office of the Secretary will receive the correspondence and forward it to the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to Majesco or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Compensation of Directors

In connection with their appointment to our Board, Louis Lipschitz, Marc Weisman, James Halpin, F. Peter Cuneo and Laurence Aronson were each granted options to purchase 14,285 shares of our common stock at an exercise price of $25.41, $21.00, $21.49, $14.00 and $14.00 per share, respectively, which options expire ten years from the grant date. In addition, we pay each of our non-employee directors $15,000 annually for serving on our Board and a fee of $1,000 for in-person attendance ($1,500 for the Chair), and a fee of $500 for telephone attendance ($1,000 for the Chair), at board or committee meetings. Further, we have adopted a policy of compensating the Chair of the Audit Committee an additional $15,000 per year. Other than Messrs. Lipschitz, Weisman, Halpin, Cuneo and Aronson, we do not pay directors any compensation for serving as a director.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with Carl Yankowski, our CEO, and Lester Greenman, our Executive Vice President and Chief Legal Officer. All executives are at-will employees.

Name	Age	Position
Carl Yankowski	56	Chairman of the Board and Chief Executive Officer
Jan E. Chason	59	Chief Financial Officer
Jesse Sutton	36	President and Director
Joseph Sutton	32	Executive Vice President of Research and Development and Director
Lester Greenman	50	Executive Vice President and Chief Legal Officer

CARL YANKOWSKI.    Please see above under The Board of Directors.

JAN E. CHASON.    Mr. Chason has served as our Chief Financial Officer since January 2, 2003. Prior to joining us, Mr. Chason provided interim Chief Financial Officer services through JEC Consulting Associates from June 2001 through December 2002. From June 1996 through June 2001, he served on the executive team of SFX Broadcasting and SFX Entertainment as the Chief Financial Officer of Triathlon Broadcasting Company, The Marquee Group, Inc. and Artist Group International LLC. He later served as Corporate Vice President — Finance of SFX Entertainment. After the acquisition of SFX Entertainment by Clear Channel Communications Inc., he served as the Chief Financial Officer of Clear Channel Entertainment's Marketing and Media Divisions. Mr. Chason was a partner at Ernst & Young LLP from October 1982 through September 1994. Mr. Chason is a Certified Public Accountant and has a Bachelor of Business Administration from City College of New York.

JESSE SUTTON.    Please see above under The Board of Directors.

JOSEPH SUTTON.    Please see above under The Board of Directors.

LESTER GREENMAN.    Mr. Greenman joined us on February 3, 2005. From August 2004 through January 2005, Mr. Greeman was Counsel to the law firm of Wollmuth, Maher & Deutsch, LLP. From 2001 to 2004, Mr. Greenman worked in consulting. From November 1998 to December 2000, Mr. Greenman was a partner at the Israel Infinity Venture Capital Fund. Prior to that, he was Senior Vice President of Software Publishing at Marvel Entertainment and Vice President of Legal and Business Affairs for Sony Interactive Entertainment. Mr. Greenman has a B.A. from Brandeis University and a J.D. from New York University Law School.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation received by our current Chief Executive Officer, our former Chief Executive Officer, and each of the most highly compensated executive officers who were employed by us at the end of the fiscal year ended October 31, 2004, the most recent fiscal period for which information is available, for services rendered to us in all capacities during the three prior fiscal years ended October 31, 2004 and who earned in excess of $100,000 for services rendered to us during the fiscal year ended October 31, 2004.

Name and Principal Position	Annual Compensation			Long-Term Compensation Awards
	Year	Salary($)	Bonus($)	Securities Underlying Options/ SARS(#)	All Other Compensation($)
Carl Yankowski, Chief Executive Officer (1)	2004	72,000	___	992,857	14,500	(2)
	2003	___	___	___	___
	2002	___	___	___	___
Jesse Sutton, President and Former Chief Executive Officer (3)	2004	274,500	___	___	___
	2003	350,000	___	___	17,000	(4)
	2002	340,000	___	___	17,000	(4)
Joseph Sutton, Executive Vice President of Research and Development	2004	274,500	___	___	___
	2003	350,000	___	___	17,000	(4)
	2002	328,000	___	___	15,600	(4)
Jan E. Chason, Chief Financial Officer(5)	2004	200,000	50,000	42,857	___
	2003	159,000	___	___	___
	2002	___	___	___	___
Joseph B. Tuchinsky, General Counsel and Senior Vice President Business and Legal Affairs	2004	204,000	50,000	28,571	___
	2003	18,000	___	___	___
	2002	___	___	___	___

(1)	Carl Yankowski, our Chief Executive Officer, joined the company on August 24, 2004 and has an employment agreement. For information regarding his compensation under the terms of this agreement, see the text under "Management—Employment Agreements" above.

(2)	This amount represents payment of certain perquisites, including a "gross up" payment for all applicable taxes.

(3)	Jesse Sutton was named Chief Executive Officer on December 5, 2003 and served in such capacity until August 24, 2004. Jesse Sutton currently serves as our President.

(4)	These amounts represent contributions to our Profit Sharing Plan on behalf of Jesse and Joseph Sutton.

(5)	Mr. Chason began his employment on January 2, 2003.

(6)	Mr. Tuchinsky began his employment on October 1, 2003.

Option Grants in Last Fiscal Year

The following table shows grants of stock options that we made during the year ended October 31, 2004 to each of the executive officers named in the Summary Compensation Table above.

Name	Number of Securities Underlying Options/SARS Granted(#)(1)		% of Total Options/SARS Granted to Employees in Fiscal Year Ended October 31, 2004	Exercise or Base Price ($/Share)	Grant Date Expiration Date($)(2)	Present Value
Carl Yankowski	297,857	(3)	18.3%	$7.00	8/24/2014	$13.66
	297,857	(4)	18.3%	$31.92	8/24/2014	$3.02
	397,142	(5)	24.5%	$19.46	8/24/2014	$6.38
Jesse Sutton	—		—	—	—	—
Joseph Sutton	—		—	—	—	—
Jan E. Chason	42,857	(6)	2.6%	$13.30	3/25/2014	$4.18
Joseph B. Tuchinsky	28,571	(6)	1.8%	$13.30	3/25/2014	$4.18

(1)	The options were granted pursuant to our 2004 Employee, Director and Consultant Stock Plan. The options granted to the above named executive officers are either incentive stock options or non-qualified stock options.

(2)	The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk free interest rate (annual)	Various rates ranging from 2.71 to 3.41 at date of grant
Expected volatility	30%
Expected life	5 years
Assumed dividends	None

(3)	The options vest and become exercisable as to 1/24th of such option grant amount each month commencing as of the grant date.

(4)	The options vest and become exercisable as to 1/24th of such option grant amount each month commencing on the two-year anniversary of the grant date.

(5)	The options vested immediately and are all currently exercisable.

(6)	The options vest one-third annually commencing as of the grant date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows certain information with respect to options held as of October 31, 2004 by each of the executive officers named in the Summary Compensation Table above. None of such individuals exercised any options during fiscal 2004.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End($)(1) Exercisable/Unexercisable
Carl Yankowski	434,374/558,482	377,895/2,645,354
Jesse Sutton	—	—
Joseph Sutton	—	—
Jan E. Chason	0/42,857	0/164,999
Joseph B. Tuchinsky	0/28,571	0/109,998

(1)	Calculated based upon the October 31, 2004 last reported sale price of the common stock on the OTC Bulletin Board of $17.15 per share, multiplied by the number of shares held, less the aggregate exercise price for such shares.

Equity Compensation Plan Information
As of October 31, 2004

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,646,893	$17.57	495,964
Equity compensation plans not approved by security holders	—	—	—
Total	1,646,893	$17.57	495,964

Employee Benefit Plans

2004 Employee, Director and Consultant Stock Plan

Our current 2004 Employee, Director and Consultant Stock Plan was approved by our Board of Directors in January 2004 and adopted by our stockholders on February 13, 2004, which approval by our stockholders became effective on April 13, 2004. Under the plan, we may grant incentive stock options, nonqualified stock options and stock. A total of 2,142,857 shares of common stock have been reserved for issuance under this plan, of which 381,681 shares are currently available for future grant.

The plan is to be administered by our Board of Directors, except to the extent that it delegates its authority to a committee of the board. The plan authorizes the issuance of stock grants to our employees, directors and consultants, the grant of incentive stock options to our employees and the grant of non-qualified options to our employees and directors (currently approximately 80 people), and consultants.

For non-qualified options, the exercise price per share is determined by the board, subject to the limitation that the exercise price at least equals the par value per share of our common stock (i.e. $0.001 per share). For incentive stock options, the exercise price per share is determined by the board, subject to the limitation that the exercise price at least equals 100% of the fair market value per share of our common stock on the date of grant. If the participant in the plan owns more than 10% of the total combined voting power of the company, the exercise price per share must at least equal 110% of the fair market value per share of our common stock on the date of grant. The maximum term of options granted under the plan is 10 years. Upon termination of a participant's service with us, he or she may exercise his or her option for the period of time stated in the option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. Upon termination for "cause," as defined in the plan, the board may terminate a participant's options. In all other cases, the option will generally remain exercisable for three months. However, an option may never be exercised later than the expiration of its term.

The plan provides that in the event of our merger with or into another corporation, or a sale of substantially all of our assets, each outstanding option must be assumed or an equivalent option substituted for by the successor corporation or a parent or subsidiary of the successor corporation. If the outstanding options are not assumed or substituted for, the administrator may provide either (i) that all options will become exercisable for a defined period after which they will terminate or (ii) that all options shall terminate in exchange for a cash payment equal to the value of the option shares less the exercise price. Similar provisions apply to outstanding rights to purchase stock granted under the plan.

With respect to stock grants, the date prior to which an offer of a stock grant must be accepted by a grantee and the stock grant purchase price, if any, shall be determined by the Board. A stock grant may be subject to repurchase by us upon termination of employment of the grantee with the company, under certain circumstances. The plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

The plan will automatically terminate in 2014, unless we terminate it sooner. In addition, the Board has the authority to amend, suspend or terminate the plan provided such action does not impair the rights of any participant.

During 2003, we merged our existing defined contribution pension plan and money purchase pension plan which covered all eligible employees. No contributions have been made under the plan during our 2004 fiscal year.

During October 2003, we adopted a defined contribution 401(k) plan covering all eligible employees.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We currently have employment agreements with Carl Yankowski, our CEO, and Lester Greenman, our Executive Vice President and Chief Legal Officer. We had an employment agreement with Patrick Flaherty, our former Executive Vice President of Sales and Marketing, who left our company effective March 4, 2005. Due to Mr. Flaherty's termination of his employment effective March 4, 2005, we do not owe any remaining payments under the agreement.

Mr. Yankowski's employment agreement provides for an annual base salary of $375,000. He is eligible to receive a discretionary bonus for each annual period up to 100% of his base salary or more, based on the determination by the Compensation Committee that Mr. Yankowski achieved some or all of the performance goals and objectives established for the applicable bonus period. In addition, Mr. Yankowski was granted, pursuant to our 2004 Employee, Director and Consultant Stock Plan, options to purchase a total of 992,856 shares of our common stock, which options have various exercise prices and vesting schedules, and expire ten years from the grant date. He is also eligible to receive a bonus of $1,000,000, on a post-tax basis, and additional "gross-up" payments to the extent he is subject to any tax liability as a result of his receipt of an "excess parachute payment", upon a change in control of the company, subject to certain conditions. If we terminate Mr. Yankowski's employment without cause, as defined in the agreement, or the agreement is terminated by Mr. Yankowski for good reason, as defined in the agreement, Mr. Yankowski will receive the following severance benefits:

•	continued payment of his then base salary for a period of 12 months;

•	a percentage of the annual bonus, provided an annual bonus would have otherwise been awarded;

•	immediate vesting and exercisability of his unvested stock options, or other unvested compensatory equity awards, as if he remained in our employ for 18 months following such termination, provided that if such termination occurs during the period commencing three months prior to a change in control and ending on the date that is 12 months after a change in control, his stock options or other unvested compensatory equity shall all be immediately and fully vested and exercisable;

•	a cash lump sum payment of the change in control bonus, as defined in the agreement, if earned at the time of termination, but not otherwise paid; and

•	reimbursement for any applicable premiums he pays to continue coverage under our benefit plans for a period of 12 months, or until he is eligible for similar benefits from another employer.

Mr. Greenman's employment agreement provides for an annual base salary of $200,000. He is also eligible to receive a discretionary bonus of up to 50% of his base salary for the period from the effective date of the agreement through the close of the company's fiscal year, if so determined by the company's chief executive officer, in accordance with the terms of the agreement. In addition, Mr. Greenman was granted, pursuant to the company's 2004 Employee, Director and Consultant Stock Plan, options to purchase a total of 71,429 shares of the company's common stock, which options have various exercise prices and vesting schedules, and expire 10 years from the grant date. If the company terminates Mr. Greenman's employment without cause, as defined in the agreement, or the agreement is terminated by Mr. Greenman for good reason, as defined in the agreement, Mr. Greenman will receive severance benefits from the company including, among other benefits and severance payments, continued payment of his then base salary for a period of 12 months and for any such termination occurring within 90 days after an annual bonus period, a percentage of the annual bonus provided an annual bonus would have otherwise been awarded. The agreement contains customary confidentiality, non-solicitation, and indemnification terms and is terminable at-will by either party.

Performance Graph: Comparison of Cumulative Total Return

The following graph compares the yearly percentage change in our cumulative total stockholder return on our common stock during a period commencing on December 5, 2003 and ending on October 31, 2004 (as measured by dividing (A) the difference between our share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of the S&P 500 Index and our peer group(1) during such period. It should be noted that we have not paid any dividends on our common stock, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the Standard & Poor's Institutional Market Services, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

(1)	Our "peer group" consists of the following: Activision Inc., Electronic Arts Inc., Midway Games Inc., Take-Two Interactive Software and THQ Inc.

	December 2003	October 2004
Nasdaq NM: MJES became COOL on March 11, 2005	$100	$233.33
S&P 500 Index	$100	$108.13
Peer Group	$100	$111.97

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors is composed entirely of directors who are not our current or former employees. The Committee is responsible for establishing and administering our executive compensation policies. This report addresses the compensation policies for the fiscal year ended October 31, 2004 as they affected Jesse Sutton and Carl Yankowski, each in his capacity as our Chief Executive Officer, and our other executive officers. The current members of the committee are James Halpin, Louis Lipschitz and Laurence Aronson.

General Compensation Policy

The objectives of our executive compensation program are to:

•	Provide a competitive compensation package that will attract and retain superior talent and reward performance;

•	Support the achievement of our desired performance; and

•	Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of common stock, thereby encouraging the achievement of superior results over an extended period.

Executive Officer Compensation Program

The Company's executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) discretionary incentive bonuses, which are based on the achievement of objectives and our performance; and (iii) discretionary incentive compensation in the form of equity incentive grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

The Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with us to attract and retain employees.

Base Salary

Base salaries are set competitively relative to companies in the digital entertainment industry and other comparable companies. In determining salaries, the Committee also takes into consideration individual experience and performance. The Committee seeks to compare the salaries paid by companies similar in size and industry to us. Within this comparison group, we seek to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to our performance. In setting base salaries, the Committee also takes into account the level of competition among digital entertainment companies to attract talented personnel.

Incentive Bonuses

We establish goals related specifically to that officer's areas of responsibility. The Committee determines the amount of each executive's bonus based on a subjective assessment by the Committee of the officer's progress toward achieving the established goals. Bonuses are typically awarded on an annual basis.

Long-term Incentive Compensation

Long-term incentive compensation, in the form of stock options and restricted stock grants, allows the executive officers to share in any appreciation in the value of our common stock. The Committee believes that equity participation aligns executive officers' interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the digital entertainment industry as well as a broader group of companies of comparable size. In determining the amount of each grant, the Committee takes into account the number of shares held by the executive prior to the grant as well as our performance and that of the individual executive. The plan provides that awards will be canceled and that certain gains must be repaid if an executive officer violates certain provisions of the plan. These provisions include prohibitions against engaging in activity that is detrimental to us, such as performing services for a competitor, disclosing confidential information or soliciting customers away from the company.

Chief Executive Officer Compensation

The base salary of Jesse Sutton, our current President and until August 23, 2004, our Chief Executive Officer, for fiscal year 2004 was determined by the Board of Directors upon his appointment on December 5, 2003. The Board believed such salary was warranted in light of Mr. Sutton's important contributions to Majesco Sales Inc. in the years prior to the merger with a publicly held company, including managing the company in a challenging business environment and leading it through a successful merger.

The salary for our current Chief Executive Officer, Carl Yankowski, during the last fiscal year was determined in accordance with our employment agreement with him, effective as of August 23, 2004. The stock options granted to Mr. Yankowski were determined in accordance with the criteria described above, the Committee's subjective assessment of his skills in relation to other chief executive officers in the digital entertainment industry and his level of corporate leadership experience.

Tax Considerations

The Committee's compensation strategy is to be cost and tax effective. Therefore, the Committee's policy is to preserve corporate tax deductions, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the company and its stockholders, even if such arrangements do not always qualify for full tax deductibility.

THE COMPENSATION COMMITTEE: Laurence Aronson James Halpin Louis Lipschitz

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the Rules of the Nasdaq Stock Market, has furnished the following report:

The Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its external audit processes. The role and responsibilities of the Committee are set forth in a written charter adopted by the Board. The Committee is responsible for selecting, compensating and retaining our independent auditors, approving the services they will perform, and reviewing the performance of the independent auditors. The Committee reviews with management and the independent auditors our annual financial statements on Forms 10-K and our quarterly financial statements on Forms 10-Q. The Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2004, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2004 with management and Goldstein Golub Kessler LLP, our independent auditors;

•	Discussed with Goldstein Golub Kessler LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•	Received written disclosures and the letter from Goldstein Golub Kessler LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Committee further discussed with Goldstein Golub Kessler LLP their independence. The Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

Based on the Audit Committee's review of the audited financial statements and discussions with management and Goldstein Golub Kessler LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee
F. Peter Cuneo James Halpin Louis Lipschitz Marc Weisman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2004, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that an initial report of ownership was inadvertently filed late by Marc Weisman; reports were also filed late by Robert Ellin, covering an aggregate of two transactions; Jesse Sutton, covering an aggregate of two transactions; Joseph Sutton, covering an aggregate of two transactions; and Joseph Tuchinsky and Jan E. Chason covering one transaction each.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to the reverse merger on December 5, 2003 of Majesco Sales Inc. into ConnectivCorp (which subsequently changed its name to Majesco Holdings Inc. and then Majesco Entertainment Company), Jesse Sutton, then President, and Joseph Sutton, then Executive Vice President, each loaned us approximately $1.8 million, for an aggregate amount of approximately $3.5 million, in order to enable us to repay amounts due under a line of credit from a bank, with the remainder used for working capital purposes. Jesse and Joseph Sutton were repaid, in the aggregate, approximately $2.5 million from the proceeds of our private placement completed in February 2004 and, in conjunction with the closing, the remaining $1.0 million owed to them was exchanged for units having a value of $1.0 million which units consisted of (i) 100 shares of 7% convertible preferred stock, which were converted on October 29, 2004 into 142,857 shares of our common stock and (ii) a three-year warrant to purchase 142,857 shares of our common stock at an exercise price of $7.00 per share. Immediately prior to the initial closing of our February 2004 private placement, the market price of our common stock was $11.90 per share. Also in connection with the private placement, Jesse Sutton, Joseph Sutton, Adam Sutton, and Sarah Sutton, the children of Morris Sutton, surrendered for cancellation an aggregate of 352,112 shares of Series A preferred stock that were convertible into 3,571,421 shares of our common stock.

On November 25, 2003, Albert Ades, the father-in-law of Jesse Sutton, loaned us $1.0 million. In exchange for the loan, Mr. Ades received a non-interest bearing convertible promissory note that would automatically convert into 285,714 shares of our common stock upon (i) the consummation of the reverse merger and (ii) an increase in our authorized shares of common stock sufficient to allow for the conversion of the note. We used the funds from Mr. Ades to satisfy a portion of our obligations pursuant to a settlement with Atari Interactive, Inc. This note was converted to common stock on April 23, 2004 at which date the market price of our common stock was $27.16 per share.

We currently use the services of a printing and packaging company in which Morris Sutton's brother is a co-owner. In fiscal 2004, we received services from this company for which we were billed approximately $4.1 million. Such charges are, to our knowledge, on terms no less favorable to what we could receive from providers of similar services.

During 2003, approximately 1.4 million unregistered shares of ConnectivCorp's common stock were sold at a price of $0.70 per share. The proceeds of these sales were used to pay off debts of ConnectivCorp to service providers and our other creditors, including a consulting fee payment in connection with the merger equal to $450,000 to Atlantis Equities, Inc., an entity of which Robert S. Ellin, the former Chairman of ConnectivCorp, is a principal. Atlantis also received consulting fees of approximately $130,000 for consulting services rendered to ConnectivCorp in 2002 and 2003. In addition, Atlantis received an additional $300,000 from us upon completion of our February 2004 private placement. JMP Securities LLC, the placement agent we used in connection with our February 2004 private placement, also paid a referral fee to Atlantis in the form of a warrant to purchase 92 units (131,428 shares of common stock (originally 7% convertible preferred stock) and a warrant to purchase 131,428 shares of common stock), which was originally issued to JMP Securities LLC as part of the placement agent fee.

On February 12, 2004, in connection with our February 2004 private placement, we entered into an engagement letter with JMP Securities LLC, a wholly-owned subsidiary of JMP Group, which is also the parent of JMP Asset Management LLC. JMP Asset Management LLC, through certain of its investment funds, is one of our principal stockholders by virtue of its investment in our February 2004 private placement. Pursuant to the engagement letter, we paid JMP Securities, as placement agent, approximately $2.9 million and issued to JMP Securities warrants to purchase 268 units (consisting of 382,857 shares of our common stock (originally 7% convertible preferred stock) and warrants to purchase 382,857 shares of our common stock), exercisable for a period of five years at an exercise price of $10,000 per unit. In connection with the engagement letter, we also:

(i) engaged JMP Securities to perform certain financial advisory services, for which we agreed to pay JMP Securities $10,000 per month during the term of the agreement;

(ii) agreed to pay JMP Securities a cash fee of 7% of the gross proceeds received by us in connection with the exercise of warrants issued in our February 2004 private placement; and

(iii) granted JMP Securities a right of first refusal to act as (i) the sole book-running lead managing underwriter in the event of a public offering of our securities and (ii) our exclusive financial advisor if we decide to pursue any business combination, including an acquisition of another entity or the sale of our company or a minority interest in our company, in which case we have agreed to pay JMP Securities a cash fee equal to a customary percent of the total consideration involved in the transaction, subject to a minimum of $300,000.

On November 9, 2004, we entered into an agreement with JMP Securities to, among other things, amend certain provisions of the February 12, 2004 engagement letter. Under this agreement, we agreed that in exchange for JMP Securities waiving its right to act as the sole book-running lead managing underwriter in our secondary offering, JMP Securities would be entitled to be co-lead, co-book-running manager in the offering and to receive 32% of the aggregate amount paid to underwriters in such offering.

On January 10, 2005, JMP Securities agreed to permanently waive its right to continue to receive $10,000 per month for financial advisory services. Similarly, JMP Securities waived the other rights identified above as a result of the completion of our secondary offering.

In September 2004, entities affiliated with JMP Securities entered into a "lock-up" agreement with us pursuant to which such entities were issued warrants to purchase 71,428 shares of our common stock with an exercise price of $21.00 per share.

On December 22, 2004, we received $2.0 million net proceeds from the exercise of warrants to purchase 357,142 shares of our common stock held by entities affiliated with JMP Asset Management LLC at a reduced exercise price of $5.95 per share. The warrants were initially issued in the February 2004 private placement and were exercisable at $7.00 per share. We offered certain qualified institutional buyers and institutional accredited investors the reduction in the exercise price to induce them to exercise. As a condition to receiving the reduced exercise price, each exercising warrantholder agreed that the shares received by such warrantholder upon the exercise of the warrants would be removed from the registration statement registering the resale of such shares, declared effective October 29, 2004. We filed a new registration statement registering the resale of such shares on December 23, 2004, and such registration statement was declared effective on February 9, 2005.

ELECTION OF DIRECTORS

(Notice Item 1)

On April 14, the Board of Directors nominated Carl Yankowski, Jesse Sutton, Morris Sutton, Joseph Sutton, Laurence Aronson, F. Peter Cuneo, James Halpin, Louis Lipschitz and Marc Weisman for election at the annual meeting.

Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

A majority of the shares present in person or by proxy at the meeting and entitled to vote on the question is required to elect each nominee as a director. Our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws currently provide for one class of directors, who each serve a one year term expiring at the next annual meeting of stockholders following their election. We are submitting a proposal (Proposal Three) to stockholders to restate our Amended and Restated Certificate of Incorporation to provide for a classified Board of Directors. If the restatement of our Amended and Restated Certificate of Incorporation is not approved by the stockholders, then each director will be nominated for a one-year term to expire at the 2006 annual meeting of stockholders. If Proposal Three is approved the Directors will be elected to serve as follows:

•	Class I Directors will have a term that expires at the annual meeting in 2006:

Louis Lipschitz

Morris Sutton

Carl Yankowski

•	Class II Directors will have a term that expires at the annual meeting in 2007:

Laurence Aronson

F. Peter Cuneo

Jesse Sutton

•	Class III Directors will have a term that expires at the annual meeting in 2008:

James Halpin

Joseph Sutton

Marc Weisman

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF:
CARL YANKOWSKI, JESSE SUTTON, MORRIS SUTTON, JOSEPH SUTTON, LAURENCE ARONSON, F. PETER CUNEO, JAMES HALPIN, LOUIS LIPSCHITZ AND MARC WEISMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT AND RESTATEMENT OF OUR 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN (TO BE RENAMED THE 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN)

(Notice Item 2)

General

On April 14, 2005, our Board of Directors approved, subject to approval of our stockholders at this meeting, our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan (the "Amended Plan") which amends and restates in its entirety our 2004 Employee, Director and Consultant Stock Plan. The primary purposes of the amendment and restatement are to:

•	increase the number of shares of our common stock available for awards by 4,000,000 shares;

•	add a share counting formula to the Amended Plan pursuant to which each share issued under awards other than options or stock appreciation rights counts against the number of total shares available under the Amended Plan as 1.3 shares, and each share issued as options or stock appreciation rights counts against the total shares available under the Amended Plan as one share;

•	increase the share limitation on the number of awards that may be granted to any participant in any fiscal year to 1,000,000;

•	add provisions for the grant of cash awards and other types of equity based awards; and

•	delete a provision explicitly allowing for the repricing of awards.

The other material features of the Amended Plan generally remain the same as under the terms of the 2004 Employee, Director and Consultant Stock Plan previously approved by our stockholders.

If our stockholders approve the Amended Plan, the maximum number of shares that may be issued under the Amended Plan would be increased to 6,142,857, after taking into account the 1 for 7 stock split which occurred on December 31, 2004. This number represents as of April 12, 2005, 1,695,114 shares subject to outstanding awards, 447,743 shares available for, but not yet subject to, an award under our 2004 Employee, Director and Consultant Stock Plan, plus the additional 4,000,000 shares authorized by this amendment and restatement. In addition, as of April 12, 2005 no (zero) shares have been issued pursuant to options and other awards.

The Amended Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Amended Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the Amended Plan is also required by the listing rules of the Nasdaq Stock Market. Our Board of Directors believes that the approval of our Amended Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent and pending changes in tax and accounting rules relating to equity-based compensation.

Material Features of our Amended Plan

The following paragraphs provide a summary of the principal features of our Amended Plan and its operation. The following summary is qualified in its entirety by reference to our Amended Plan as set forth in Appendix B.

The purpose of our Amended Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Amended Plan provides for the grant of incentive stock options to our employees and cash awards, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (currently approximately 80 people). Upon approval, an aggregate of 6,142,857 shares of common stock will be reserved for issuance under our Amended Plan. In addition, each share issued under awards other than options or stock appreciation rights shall count against the number of total shares available under the Amended Plan as 1.3 shares, and each share issued as options or stock appreciation rights shall count against the total shares available under the Amended Plan as one share.

In accordance with the terms of our Amended Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended Plan. The Compensation Committee may delegate part of its authority and powers under our Amended Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the company. In accordance with the provisions of the Amended Plan, our Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended Plan.

The maximum term of options granted under our Amended Plan is seven years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant's termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year or a cash award in excess of $2,000,000 in any calendar year. Our Amended Plan does not provide for the repricing of stock options or other awards.

The vesting of certain awards granted to employees who are "Covered Employees" (as defined in Section 162(m) of the Code) may be based on the attainment of Performance Goals (as defined in the Amended Plan) pre-established by the Compensation Committee. Section 162(m) precludes us from taking a deduction for compensation in excess of $1 million paid to our named executive officers. Certain qualified performance-based compensation is excluded from this limitation. If the Amended Plan is approved and the other conditions of the Amended Plan and Section 162(m) of the Code are met, the vesting of certain awards will be excluded from the Section 162(m) limitation because it will qualify as performance-based compensation.

Performance Goals will be based on one or more of the following business criteria: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance

Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Amended Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our Amended Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant's unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Amended Plan may be amended by our stockholders. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our Amended Plan will expire on February 13, 2014.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our Amended Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Amended Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Amended Plan are not determinable as awards under the Amended Plan and will be granted at the sole discretion of the Compensation Committee. We cannot determine at this time either the persons who will receive awards under the Amended Plan or the amount or types of any such awards.

On April 11, 2005, the closing market price per share of our common stock, Nasdaq NM symbol: COOL, was $9.58.

For these reasons, the Board of Directors has recommended amending and restating our 2004 Employee, Director and Consultant Stock Plan and renaming it the 2004 Employee, Director and Consultant Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ADOPTION OF OUR AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN.

RESTATEMENT OF OUR CURRENT CERTIFICATE
OF INCORPORATION

(Notice Item 3)

The Board of Directors has determined that it is advisable to restate in its entirety our current Certificate of Incorporation, entitled the Amended and Restated Certificate of Incorporation of Majesco Entertainment Company, to reflect our current operating business, and has voted to recommend that the stockholders adopt the restatement. The full text of the proposed amendment and restatement to the Amended and Restated Certificate of Incorporation of Majesco Entertainment Company is attached to this proxy statement as Appendix C.

Summary of Material Features of the Restated Certificate of Incorporation:

•	Capitalization. Majesco Entertainment Company will have 250,000,000 of common stock and 10,000,000 shares of undesignated, or "blank check," preferred stock authorized. In connection with this blank check preferred stock, the Board of Directors will be able to issue shares of preferred stock in one or more series, with such designations, preferences, voting powers, qualifications, and special and relative rights or privileges as the Board may determine, without further stockholder approval. Blank check preferred stock provides desirable flexibility in connection with possible acquisitions, private equity financings, and other corporate purposes. Importantly, it can be utilized in connection with the adoption of a shareholder rights plan (a so-called "poison pill"), a protective mechanism making it more difficult for a third party to acquire a majority of the outstanding voting stock of the company, without first negotiating with the Board. The authorized capitalization is not being increased in connection with the Restated Certificate of Incorporation.

•	Staggered or Classified Board of Directors/Removal for Cause Only. The Restated Certificate of Incorporation will provide for what is known as a "classified" or "staggered" Board of Directors, whereby the Board is divided into three classes, each of whose members will serve for a staggered three-year term. These provisions are intended to ensure continuity of the Board of the company by effectively eliminating the possibility that a majority of the Board could be replaced in a single election. This provision is also intended to prevent a potential acquirer from winning control of the Board in a single proxy contest and then removing other takeover defenses implemented by the company. In addition, Delaware law provides that directors serving on a staggered board may only be removed for "cause," unless otherwise provided in the charter. Cause is not defined in the statute, but it is generally considered a difficult standard to meet in any attempt to remove a director. Majesco's Restated Certificate of Incorporation does not allow for removal of directors without cause, and in fact, specifically provides that directors may be removed only for cause and only by the vote of 2/3rds of the outstanding voting stock. This will have the effect of preventing a majority stockholder from voting to remove directors whose three-year terms have not yet expired.

•	Prohibition on Action by Written Consent of Stockholders. Delaware law permits stockholders of a Delaware company to act without a meeting and without prior notice if the written consents of holders of at least the minimum number of shares required to take the action are submitted to the company, followed by prompt notice to the company's other stockholders. This provision applies unless the company's charter provides otherwise. Retaining the right for stockholders to act by written consent would enable a solicitation of the company's stockholders at any time by potential hostile parties, subject only to compliance with certain proxy rules of the SEC. Accordingly, the Restated Certificate of Incorporation includes provisions prohibiting stockholders from acting by written consent.

•	Super-Majority Voting Provisions. We are adopting "super-majority" voting provisions in the Restated Certificate of Incorporation at Appendix C. The super-majority voting provisions include the following:

•    As noted above, directors can only be removed for cause and only by the affirmative vote of 2/3rds of the Company's outstanding voting stock.

•    The provisions in the Restated Certificate of Incorporation related to (i) the inability of stockholders to act by written consent and to call special meetings, (ii) the classification of the Board of Directors and removal of directors for cause only, (iii) indemnification and limitation of liability of directors and officers, and (iv) protection of the company from hostile takeover, can only be amended, repealed or altered by the affirmative vote of 2/3rds of the company's outstanding voting stock.

•    The by-laws can only be amended or repealed by the affirmative vote of 2/3rds of the company's outstanding voting stock.

•	Section 203 of the DGCL. Section 203 of the Delaware General Corporation Law (the "DGCL") regulates hostile takeovers of Delaware corporations. The statute applies to publicly traded corporations organized under Delaware law. In general, the statute precludes an "interested stockholder" from engaging in a "business combination" with the target corporation, without prior board of director approval, for a period of three years after such stockholder became an interested stockholder, unless:

o	the interested stockholder acquires at least 85% of the target corporation's common stock in the same acquisition in which it becomes an interested stockholder;

o	prior to the acquisition of 15% of the target's voting stock by the interested stockholder, such acquisition, or the business combination itself, is approved by the target company's Board of Directors; or

o	at or subsequent to the interested stockholder's acquisition of 15% of the target's voting stock, the business combination is approved by the Board of Directors and, at a meeting and not by written consent, by holders of at least two-thirds of the outstanding voting stock not held by the interested stockholder.

An "interested stockholder" is a person who, together with its associates and affiliates, acquires 15% or more of the voting stock of the target without board of director approval. "Business combinations" are broadly defined to include almost any transaction between the target and the interested stockholder.

The intent of this statute is to prohibit "two step" acquisitions that a company's Board of Directors believes are coercively or unfairly structured. Under Delaware law, a company may elect not to be governed by the statute by including a provision to this effect in its charter. In the Restated Certificate of Incorporation at Appendix C, Majesco has not opted out of the statutory provisions of Section 203.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPLETE RESTATEMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 4)

The Audit Committee has appointed Goldstein Golub Kessler LLP, independent public accountants, to audit our financial statements for the fiscal year ending October 31, 2005. The Board proposes that the stockholders ratify this appointment. We expect that representatives of Goldstein Golub Kessler LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated. Amounts included prior to December 5, 2003 relate to Majesco Sales Inc., which became our sole operating business and wholly-owned subsidiary via a reverse merger on such date.

	Year Ended October 31,
Category	2004	2003
Audit fees (1)	$224,834	$113,032
Audit-related fees (2)	211,559	—
Tax fees (3)	129,461	103,685
All other fees (4)	59,734	6,370

(1)	Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in "audit fees" in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

(3)	Consists of professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning.

(4)	The services provided by our accountants within this category consisted of advice and other services relating to SEC matters, accounting issues and client conferences.

Audit Committee Pre-Approval Policy

In addition to retaining Goldstein Golub Kessler LLP to audit our consolidated financial statements for the years ended October 31, 2004 and 2003, we retained Goldstein Golub Kessler to provide other auditing and advisory services to us in our 2004 and 2003 fiscal years. We understand the need for Goldstein Golub Kessler to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Goldstein Golub Kessler, our Audit Committee has restricted the non-audit services that Goldstein Golub Kessler and its aligned company may provide to us primarily to tax services.

The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by Goldstein Golub Kessler.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at http://www.majescogames.com/corp/ccoc.php. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Investor Relations, Majesco Entertainment Company, 160 Raritan Center Parkway, Edison New Jersey 08837.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the company's proxy statement and for consideration at the 2006 Annual Meeting of Stockholders by submitting their proposals to the company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the company no later than March 24, 2006 and must otherwise comply with the requirements of Rule 14a-8.

In addition, the company's by-laws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the company's Secretary not less than 45 (but not more than 75) days prior to the first anniversary of the date on which the company first mailed its proxy materials for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the company.

Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 160 Raritan Center Parkway, Edison, New Jersey 08837.

160 Raritan Center Parkway
Edison, New Jersey 08837
(732) 225-8910

May 9, 2005

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2004, as amended on February 28, 2005, and (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to Investor Relations, Majesco Entertainment Company, 160 Raritan Center Parkway, Edison, New Jersey 08837. The information is also publicly available through the EDGAR system at www.sec.gov and it is available on our website at www.majescogames.com in the "Investor Info" section.

MAJESCO ENTERTAINMENT COMPANY
160 Raritan Center Parkway
Edison, New Jersey 08837

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JUNE 8, 2005

MAJESCO ENTERTAINMENT COMPANY BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held on June 8, 2005, at the Sheraton Edison Hotel Raritan Center, 125 Raritan Center Parkway, Edison, New Jersey 08837, and hereby appoints Carl Yankowski and Jan E. Chason, our Chairman of the Board and Chief Executive Officer, and Chief Financial Officer, respectively, with full power to act alone, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

1.    Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect nominees: Carl Yankowski, Jesse Sutton, Joseph Sutton, Morris Sutton, Laurence Aronson, F. Peter Cuneo, James Halpin, Louis Lipschitz and Marc Weisman as Directors of Majesco.

Carl Yankowski	FOR	WITHHOLD VOTE
Jesse Sutton	FOR	WITHHOLD VOTE
Joseph Sutton	FOR	WITHHOLD VOTE
Morris Sutton	FOR	WITHHOLD VOTE

Laurence Aronson	FOR	WITHHOLD VOTE
F. Peter Cuneo	FOR	WITHHOLD VOTE
James Halpin	FOR	WITHHOLD VOTE
Louis Lipschitz	FOR	WITHHOLD VOTE
Marc Weisman	FOR	WITHHOLD VOTE

2.    To approve a proposed amendment and restatement of our 2004 Employee, Director and Consultant Stock Plan.

FOR	AGAINST	ABSTAIN

3.    To approve a proposed restatement of our Amended and Restated Certificate of Incorporation.

FOR	AGAINST	ABSTAIN

4.     To ratify the appointment of Goldstein Golub Kessler LLP as our independent public accountants for the fiscal year ending October 31, 2005.

FOR	AGAINST	ABSTAIN

Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: ______________________________________  Date ______________

Signature: ______________________________________  Date ______________

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

APPENDIX A - CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

MAJESCO ENTERTAINMENT COMPANY

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Majesco Entertainment Company (the "Company") is to assist the Board's oversight of:

▪	the integrity of the Company's financial statements, audit process and financial reporting process,

▪	the Company's compliance with legal and regulatory requirements,

▪	the Company's independent auditors' qualifications and independence, and

▪	the performance of the Company's independent auditors and, when appropriate, the Company's internal audit function;

COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors as determined from time to time by the Nominating and Corporate Governance Committee of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the Securities and Exchange Commission ("SEC") and the listing requirements of the Nasdaq Stock Market or any exchange or national quotation system on which the common stock or any other equity securities of the Company are listed and any additional requirements that the Board deems appropriate.

Unless a Chair is elected by the Governance and Nominating Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

At least one member of the Committee must be designated by the Board to be the "audit committee financial expert," as defined by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than four times per annum. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall meet separately on a periodic basis with (i) management, (ii) the senior executive of the Company's internal auditing department or other person responsible for the internal audit function and (iii) the Company's independent auditors, in each case to discuss any matters that the Committee or any of the above persons believe warrant Committee attention.

A majority of the members of the Committee participating in the meeting in person or by telephone or video conference shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Committee's responsibility is one of oversight and it recognizes that the Company's management is responsible for the preparation and the integrity of the Company's financial statements and that the outside independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including those responsible for internal audit, as well as the outside auditors, have more knowledge and detailed information about the Company than do

Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following shall be the common recurring activities of the Committee in carrying out its oversight function. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate to the extent permitted by applicable law or regulation.

        Selection, Evaluation and Oversight of the Independent Auditors

(a)	Be directly responsible for the appointment, the establishment of fees, the retention and oversight of the work of any public accounting firm ( the "Independent Auditors") engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such public accounting firm must report directly to the Committee.

(b)	Review and, in its sole discretion, approve in advance the Company's Independent Auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors. The Committee may delegate, to one or more designated members of the Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Committee at each of its scheduled meetings.

(c)	Review and evaluate the performance of the Company's independent auditors, including their lead partner.

(d)	Obtain at least annually from the Company's independent auditors and review a report describing:

(i)	the independent auditors' internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, and any steps taken to deal with any such issues;

(iii)	all relationships between the independent auditors and the Company (including a description of each category of services provided by the independent auditors to the Company and a list of the fees billed for each such category); and

(iv)	the independent auditors rotation policies and how they apply to the current engagement.

The Committee should present its conclusions with respect to the above matters, as well as its evaluation of the lead partner of the independent auditors, and its views on whether there should be a rotation of the independent auditors, to the Board.

(e)	Evaluate the independence of the Company's independent auditors.

        Oversight of Annual Audit and Quarterly Reviews

(f)	Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities.

(g)	Review with management, the Company's independent auditors and, if appropriate, the senior executive of the Company's internal auditing department, the following:

(i)	the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any major issues related thereto;

(ii)	the information required to be reported by the independent auditor;

(iii)	major issues regarding accounting principles and financial statements presentations, including any significant changes in the Company's selection or application of accounting principles;

(iv)	significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of alternative generally accepted accounting principles on the Company's financial statements; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company.

(h)	Resolve all disagreements between the Company's independent auditors and management regarding financial reporting;

(i)	Review on a regular basis with the Company's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors the following:

(i)	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

(ii)	any communications between the audit team and the Independent Auditor's technical partner or national office respecting auditing or accounting issues presented by the engagement; and

(iii)	any "management" or "internal control" letter issued, or propose to be issued, by the independent auditors to the Company.

        Oversight of the Financial Reporting Process and Internal Controls

(j)	Review:

(i)	the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the activities, organizational structure and resources of the Company's internal audit function, through inquiry and discussions with the Company's independent auditors, management and, if appropriate, senior executives in the Company's internal auditing department;

(ii)	the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's Annual Report on Form 10-K.

(k)	Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

(i)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

(l)	Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including, if appropriate, the internal auditing department, assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

(m)	Review with management the Company's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies.

(n)	Receive periodic reports from the Company's independent auditors, management and, if appropriate, senior executive of the Company's internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company.

(o)	Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company's financial statements should be included in the Annual Report on Form 10-K.

(p)	Establish and maintain free and open means of communication between and among the Committee, the Company's independent auditors, the Company's internal auditing department, if appropriate, and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis.

(q)	Review the type and presentation of information to be included in the Company's earnings press releases as well as financial information and earnings guidance provided by the Company to analysts and, if applicable, rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

        Miscellaneous

(r)	Establish clear hiring policies by the Company for employees or former employees of the Company's independent auditors.

(s)	Meet periodically with internal counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Company and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Company or any of its directors, officers, employees or agents or breaches of fiduciary duty to the Company.

(t)	Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

(u)	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(v)	Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company.

(w)	Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

(x)	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance. The evaluation shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

The Committee shall deliver to the Board, or the appropriate committee of the Board, a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter.

**********************

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

APPENDIX B - TEXT OFAMENDMENT AND RESTATEMENT OF OUR 2004 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN (TO BE RENAMED THE 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN).

MAJESCO HOLDINGS INC.

AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

This Amended and Restated 2004 Employee, Director and Consultant Incentive Plan amends and restates in its entirety the Majesco Holdings Inc. 2004 Employee, Director and Consultant Stock Plan.

1.    DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Holdings Inc. Amended and Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cash Award shall mean an award of cash granted pursuant to the Plan.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company's common stock, $0.001 par value per share.

Company means Majesco Holdings Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

Performance Goal means the goal or goals, if any, established by the Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets. Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d) any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets Performance Goals that are intended for "performance-based compensation" within the meaning of Section 162(m) of the Code, the Administrator shall establish the general objective rules that the Administrator will use to determine the extent, if any, that such Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

Plan means this Majesco Holdings Inc. Amended and Restated 2004 Employee, Director and Consultant Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Specified Employee means a key employee of the Company or an Affiliate as defined in Section 416(i) of the Code without regard to paragraph (5) thereof.

Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Cash Award or Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

3.    SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be 6,142,857 (after taking into account the 1 for 7 stock split which occurred on December 31, 2004), or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(b)   The grant of any Stock Right other than an Option or a Stock Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of Shares available for issuance under this Plan by 1.3 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this Paragraph 3, as a Stock Right of 1.3 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

(c)   If an Option ceases to be "outstanding", in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above.

4.    ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and Cash Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights and Cash Awards;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year. Determine the amount of any Cash Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is $2,000,000.

d.	Specify the terms and conditions upon which Stock Rights and Cash Awards may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock Right or Cash Award.

6.    TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

c.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

d.	Option Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide.

B.	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance Goals, and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation Right shall terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

To the extent a Stock-Based Award is subject to Section 409A of the Code, such Stock-Based Award shall be paid as provided in the Agreement on the earliest to occur of:

•	death,

•	disability within the meaning of Section 409A of the Code,

•	separation from service with the Company and all of its Affiliates or, in the case of a Specified Employee, 6 months after a separation from service with the Company and all of its Affiliates,

•	a "change in control event" within the meaning of Section 409A of the Code, or

•	a fixed date as specified by the Administrator in the applicable Agreement.

Payment of a Stock-Based Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the "Requirements"), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8. If any provision of the Plan is found to be in violation of the Requirements, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render such provision in conformity with the Requirements, or shall be deemed excised from the Plan, and the Plan shall be construed and enforced to the maximum extent permitted by the Requirements as if such provision had been originally incorporated in the Plan as so modified or restricted, or as if such provision had not been originally incorporated in the Plan, as the case may be.

9.    TERMS AND CONDITIONS OF CASH AWARDS.

The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any Stock Right. The Administrator shall determine the terms and conditions of such Cash Awards. The Administrator acting in its absolute discretion may make Cash Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

The Administrator shall certify in writing the extent, if any, to which the Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code have been met and shall determine the Cash Award payable to a Participant based on the extent to which he or she met his or her Performance Goals. If the Administrator certifies that a Cash Award is payable to a Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2½ months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid. It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

10.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

11.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee's personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

12.    RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

13.    ASSIGNABILITY AND TRANSFERABILITY.

By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.	Except as required by law or as set forth in a Participant's Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

b.	For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

c.	"Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b.	In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant's Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

a.	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b.	For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

c.	"Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

"The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.    ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D.    Adjustments to Cash Awards and Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

E.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

26.    ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.    FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.    WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

30.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.    TERMINATION OF THE PLAN.

The Plan will terminate on February 13, 2014, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.    AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding

Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.    EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.    GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX C - TEXT OF RESTATEMENT OF THE CURRENT AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

RESTATED
CERTIFICATE OF INCORPORATION
OF
MAJESCO ENTERTAINMENT COMPANY
(Originally incorporated as ConnectivCorp in 1998
under the laws of the State of Delaware.)

FIRST: The name of the corporation is Majesco Entertainment Company (the "Corporation").

SECOND: The name and address of the Corporation's registered agent in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Wilmington, Delaware 19808.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statue.

FOURTH:

A.    Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

B.    Preferred Stock

1.    Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine.

2.    Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law.

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock then entitled to vote, voting together as a single class, without a separate class vote of the holders of the Common Stock or Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

C.    Common Stock.

The holders of the Common Stock are entitled to one vote for each share held; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock).

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.    The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.    Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

D.    Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board and upon written request from the Secretary, who shall be required to submit such a request stating the purpose of such a meeting, if at least one-quarter (1/4) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, requesting together as a single class, call for a special meeting. For the purposes of this Restated Certificate of Incorporation, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SIXTH:

A.    Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B.    Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified.

C.    Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director's successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

D.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

E.    Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the outstanding shares of capital stock then entitled to vote at an election of the directors, voting together as a single class.

F.    At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. At any meeting of the Board of Directors, all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

EIGHTH:

A.    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

C.    The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article EIGHTH.

D.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article EIGHTH shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. No repeal or amendment of this Article EIGHTH shall adversely affect any rights of any person pursuant to this Article EIGHTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

NINTH:    No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article TWELFTH).

TENTH:    The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least two-thirds (2/3) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt (whether by merger, consolidation or otherwise) any provision inconsistent with, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH and Article TWELFTH of this Restated Certificate of Incorporation.

ELEVENTH:    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TWELFTH:    The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Section 157 of the Delaware General Corporation Law and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Section 141(a) of the Delaware General Corporation Law, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts, that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article TWELFTH and any such agreement, the term, "Continuing Directors," shall mean (1) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director's nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office or (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized Chief Executive Officer this          day of                     , 2005.

MAJESCO ENTERTAINMENT COMPANY

By: Carl Yankowski Chief Executive Officer